As filed with the Securities and Exchange Commission on October 26, 2006

Registration No. 2-63023

811-02884

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1934

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 34

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 34

SALOMON BROTHERS OPPORTUNITY FUND INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET,

NEW YORK, NEW YORK 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 888 777-0102 (TOLL FREE)

ROBERT I. FRENKEL

CITIGROUP ASSET MANAGEMENT

300 FIRST STAMFORD PLACE

4TH FLOOR

STAMFORD, CONNECTICUT 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

SARAH E. COGAN, ESQ.

SIMPSON THACHER & BARTLETT LLP

425 LEXINGTON AVENUE

NEW YORK, NEW YORK 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

EXPERIENCE

PROSPECTUS

                    , 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Barrett Opportunity Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Barrett Opportunity Fund, Inc.

Contents

You Should Know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Prior to December 1, 2006, the fund was named Salomon Brothers Opportunity Fund Inc. The fund’s investment objectives were not affected as a result of this name change.

Investments, risks and performance

Investment objectives

The fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. These investment objectives may be changed without shareholder approval.

Principal investment strategies

Key investments

The fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

Selection process

The manager emphasizes individual security selection while varying the fund’s investments across industries, which may help to reduce risk. The manager evaluates companies of all sizes — from established large capitalization companies to young start-up companies. The manager seeks to identify those companies whose securities are undervalued based on the manager’s judgment of the company’s sustainable earnings growth. The manager employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

In selecting individual companies for investment, the manager considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

■	Changes in management, policies, corporate control or capitalization;
■	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services;
■	The effect of recent and anticipated capital expenditures; and
■	The effect of social, economic, political, legal and international developments.

Principal risks of investing in the fund

While investing in equity securities historically has produced greater average returns than investments in fixed income securities, equity investments may also involve added risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	U.S. stock markets decline.
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
■	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund’s losses from events affecting a particular issuer.

The fund currently has a substantial amount of net unrealized appreciation. If the manager chooses to sell certain portfolio securities to take advantage of lower long-term capital gains rates or invest in other attractive investment opportunities, the fund may recognize sizeable gains, which the fund will distribute to shareholders who will be taxed on those distributed gains. See “Dividends, distributions and taxes.”

2

Who may want to invest

The fund may be an appropriate investment if you:

■	Are looking for an investment with potentially greater return but higher risk than fixed income investments
■	Are willing to accept the risks of the stock market

Performance information

The bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

Total return

The bar chart shows the performance of the fund’s shares for each of the past 10 years.

Highest and lowest quarter returns (for periods shown in bar chart):

Highest:     % in        quarter         ; Lowest:           % in      quarter         .

Year to date:     % through 9/30/06.

Performance Table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years
Return before taxes	%	%	%

Return after taxes on distributions	%	%	%

Return after taxes on distributions and sale of fund shares	%	%	%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)%		%	%

Comparative performance

This table compares the before- and after-tax average annual total return of the fund for the periods shown with that of the S&P 500 Index, a broad-based unmanaged index of widely

Barrett Opportunity Fund, Inc.         3

held common stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees (paid directly from your investment)

Maximum sales charge on purchases (as a percentage of offering price)	None

Maximum deferred sales charge on redemptions (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (paid by the fund as a % of net assets)

Management fees*	0.75%

Distribution and service (12b-1) fees	None

Other expenses	%

Total annual fund operating expenses	%

*	The fund has a management fee schedule that reduces the management fee as fund assets increase as follows: 0.75% on average daily net assets up to $1 billion, 0.725% on the next $1 billion of average daily net assets, 0.700% on the next $3 billion of average daily net assets, 0.675% on the next $5 billion of average daily net assets and 0.650% on average daily net assets over $10 billion.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 for the period shown
■	Your investment has a 5% return each year — (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance)
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period (unless otherwise indicated).

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$	$	$	$

4

More on the fund’s investments

Additional investments and investment techniques

The fund’s investment objectives and its principal investment strategies and risks are described under “Investments, risks and performance.” This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (“SAI”). Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

High yield, lower quality securities

The fund may invest up to 5% of its net assets in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade) or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Foreign and emerging market investments

The fund may invest without limit in foreign securities and American Depository Receipts that are publicly traded in the United States and up to 5% of its net assets in foreign securities that are not publicly traded in the United States. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund may invest have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Borrowing money

The fund may borrow money from banks for either investment or temporary purposes. Borrowings (excluding temporary borrowings) may be secured by up to 33 1/3% of the

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value of the fund’s total assets. The fund may borrow an additional amount of up to 5% of the fund’s total assets. While borrowing creates an opportunity for increased return by leveraging the fund’s portfolio, it creates special risks. Borrowing may exaggerate changes in the net asset value of the fund’s shares and in the return on the fund’s portfolio. Although the principal amount of any borrowing will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager’s strategy. An increase in interest rates could reduce the value of the fund’s shares by increasing the fund’s interest expense. To date, the fund has not borrowed money.

Securities lending

The fund may lend portfolio securities representing up to 10% of total assets in order to increase its net investment income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as options on securities and securities indices, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices or fluctuations in exchange rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

6         Barrett Mutual Funds

Portfolio turnover

While the fund has traditionally had very low portfolio turnover, there can be no assurance that this will be the case in the future. In addition, because the manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the fund’s portfolio turnover rate may increase in the future. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are available in the SAI.

Barrett Opportunity Fund, Inc.         7

Management

The fund’s investment manager is Barrett Associates, Inc. (“Barrett Associates” or the “manager”), a wholly-owned subsidiary of Legg Mason Investment Counsel & Trust Company, which in turn is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Barrett Associates’ principal address is 90 Park Avenue, 34th Floor, New York, New York 10016. Barrett Associates selects the fund’s investments, oversees its operations and provides administrative services. Barrett Associates manages approximately $1.8 billion of client assets, of which approximately $1.3 billion is invested in equity securities.

Amy LaGuardia, CFA® and Robert J. Milnamow of Barrett Associates are responsible for the day-to-day management of the fund.

Ms. LaGuardia joined Barrett Associates in 2003 as a Senior Vice President and is a member of the Seifert Group, an investment team within Barrett Associates. Prior to joining Barrett Associates, Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert & Co., where she had been employed since 1982. Ms. LaGuardia has managed the Legg Mason Financial Services Fund since its inception in 1998.

Mr. Milnamow joined Barrett Associates in 2003 as a Managing Director. Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001 to 2003 and a senior portfolio manager at Rockefeller & Co. from 1998 to 2001. While at Rockefeller & Co., Mr. Milnamow was responsible for managing individual high net worth, foundation and endowment accounts. Mr. Milnamow has over 30 years of experience in the investment management industry.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by them, and has more detailed information about the manager and other fund service providers.

Prior to                     , 2006, the fund’s investment manager was ClearBridge Asset Management Inc. (“ClearBridge”), formerly Salomon Brothers Asset Management Inc. At a Board meeting in September 2006, the fund’s Board of Directors approved a new management agreement with Barrett Associates, subject to approval by the fund’s shareholders. The new management agreement with Barrett Associates was approved by shareholders on                     , 2006 and became effective on                     , 2006.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of                 , 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion.

Since                  2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), located at 399 Park Avenue, New York, New York 10022, serves as the sub-administrator for the fund, providing certain administrative services for the fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA. LMPFA is an affiliate of Legg Mason and Barrett Associates. Barrett Associates, and not the fund, pays LMPFA for its services as sub-administrator.

Management Fee

As compensation for its services, the fund pays the manager a monthly fee at the annual rate of 0.75% of the fund’s average daily net assets up to $1 billion; 0.725% of the next $1 billion of average daily net assets; 0.700% of the next $3 billion of average daily net assets;

8         Barrett Mutual Funds

0.675% of the next $5 billion of average daily net assets; and 0.650% of the average daily net assets over $10 billion. Prior to October 1, 2005, the fund paid a management fee of 0.75% of average daily net assets. For the fiscal year ended August 31, 2006, the fund paid the manager a fee of     % of the fund’s average daily net assets for management services, after waivers and/or reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement with Barrett Associates will be available in the fund’s semi-annual report for the six months ended February 28, 2007.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Each distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund (each called a “Service Agent”). In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to

Barrett Opportunity Fund, Inc.         9

continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

10         Barrett Mutual Funds

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Barrett Opportunity Fund, Inc.         11

Buying shares

General

■  Shares may be purchased at net asset value without a sales charge.

■  The minimum initial investment is $1,000 and subsequent investments require a minimum of $100. For Individual Retirement Accounts and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment is $250. In addition, an account can be established with a minimum of $25 if such account will be receiving regular periodic investments through a systematic investment plan, as described below.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected.

■  Name of fund

■  Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  Write to the fund at the following address:

Barrett Opportunity Fund, Inc.

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available by calling Shareholder Services

■  For more information, please call Shareholder Services at
800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred should be at least $25

■  Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

Buying shares by wire	Please contact Shareholder Services at 800-451-2010 for instructions. For more information, contact your Service Agent or the transfer agent or consult the SAI.

12         Barrett Mutual Funds

Redeeming shares

Generally

Contact your Service Agent or the fund (as described below) to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check and mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Barrett Opportunity Fund, Inc.

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ Your account number

■ Name of fund

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer.

Barrett Opportunity Fund, Inc.         13

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

14         Barrett Mutual Funds

Other things to know about transactions

When you buy or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Dollar amount or number of shares being bought or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase order
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption or implement fees for small accounts.

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Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Redemptions in kind

The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder may pay transaction costs to sell these securities.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional purchases of fund shares by shareholders who are believed by LMPFA to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what LMPFA believes to be obvious market timing, LMPFA will seek to block future purchases of fund shares by that account. Where surveillance of a particular account indicates activity that LMPFA believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into

16         Barrett Mutual Funds

agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Barrett Opportunity Fund, Inc.         17

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid the imposition of federal tax. The fund expects distributions to be primarily from capital gains. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, redeeming shares and receiving distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the federal income tax consequences to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are currently taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund and are designated as such by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations provided the fund satisfies certain holding period and other requirements.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. In particular, as discussed earlier in this prospectus, the fund currently has a substantial amount of net unrealized appreciation. The manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. If the manager chooses to sell certain portfolio securities to take advantage of lower long-term

18         Barrett Mutual Funds

capital gains rates or invest in other attractive investment opportunities, the fund may recognize sizeable gains, which the fund will distribute to shareholders who will be taxed on those distributed gains.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of a portion of your distributions, dividends, and redemption proceeds.

Barrett Opportunity Fund, Inc.         19

Share price

You may buy or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to LMPFA.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by LMPFA to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when LMPFA believes that they are unreliable, LMPFA may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if LMPFA determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by LMPFA from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

20         Barrett Mutual Funds

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy or redeem shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy or redeem shares to the transfer agent on a timely basis.

Barrett Opportunity Fund, Inc.         21

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. Total investment return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended August 31, 2006 in the following table has been derived from the fund’s financial statements, which have been audited by                 , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to August 31, 2004 in the following table were audited by other independent registered public accountants.

22         Barrett Mutual Funds

(Investment Company Act file no. 811-02884)

OPPRO 12/06

Barrett Opportunity Fund, Inc.

The fund’s website does not currently make available the fund’s Statement of Additional Information (“SAI”) and shareholder reports because the website is not set up to do so.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010 or by writing to the fund at 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplication fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

BARRETT OPPORTUNITY FUND, INC.

A No-Load Mutual Fund

125 Broad Street, New York, New York 10004

800-451-2010 (toll free)

STATEMENT OF ADDITIONAL INFORMATION

Barrett Opportunity Fund, Inc. (the “fund”) is an open-end, no-load, non-diversified investment company. The fund seeks to achieve above average long-term capital appreciation through investments principally in common stocks, or securities convertible into or exchangeable for common stocks. Current income is a secondary objective. There can be no assurance that the fund will achieve its investment objectives.

This Statement of Additional Information (the “SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the fund’s current prospectus dated                     , 2006 (the “prospectus”). This SAI supplements and should be read in conjunction with the prospectus, a copy of which may be obtained without charge by writing the fund at the address, or by calling the telephone number, listed above.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

                    , 2006

Table of Contents

	Page		Page
The Fund	2	Federal Income Taxes	23
Investment Policies	2	Dividends and Distributions	27
Investment Restrictions and Limitations	5	Annual and Semi-Annual Reports	27
Portfolio Manager Disclosure	17	Capital Stock	27
Portfolio Transactions	18	Custodian and Transfer Agent	27
Disclosure of Portfolio Holdings Determination of Net Asset Value	19 21	Independent Registered Public Accounting Firm	28
Purchase of Shares	21	Counsel	28
Redemption of Shares	21	Financial Statements	28

THE FUND

The fund is an open-end investment company incorporated in Maryland on October 13, 1978.

INVESTMENT POLICIES

The following information supplements the discussion of the investment policies of the fund found under “Investments, risks and performance” and “More on the fund’s investments” in the prospectus.

The fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. When management deems it appropriate the fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, securities deemed by Barrett Associates, Inc. (“Barrett Associates” or the “manager”), the fund’s investment manager, to be of comparable quality. Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal, while debt securities rated Baa by Moody’s are regarded by Moody’s as medium grade obligations and as having speculative characteristics. Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds trading at a substantial discount.

Loans of Portfolio Securities

The fund’s Board of Directors may authorize the lending of portfolio securities to selected member firms of the New York Stock Exchange (“NYSE”). The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid as a fee to the broker or other person who arranged the loan. If the deposit drops below the required minimum at any time, the borrower will be called upon to post additional cash, so as to mark to market on a daily basis. If the additional cash is not provided, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market, charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the loaned securities, and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that such activity would not cause any adverse tax consequences to the fund or its shareholders and only in accordance with applicable rules and regulations. Neither the brokers nor the borrowers may be affiliated, directly or indirectly, with the fund. Lending of portfolio securities is subject to the restrictions set forth in paragraph (5) under “Investment Restrictions and Limitations” below. As of                     , 2006, the fund loaned securities having a market value of $                    .

Put and Call Options

The fund may purchase and write put and call options on securities and securities indices provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the fund’s total assets. A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date. Puts and calls with respect to a limited number of securities currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for “closing” options positions. It will be the policy of the fund to write call options only if the fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration); or (ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the fund, the fund will create and maintain a segregated account consisting of liquid assets equal to the option price.

The primary risk to the fund as the writer of a covered call option is that, unless a closing transaction is executed, the fund must retain its underlying cover position even if price movement would otherwise have caused the fund to dispose of that position, and must forgo opportunities for gain in excess of the option premium which may result from favorable changes in the value of the underlying cover position.

The primary risk to the fund as the writer of a put option is that, unless a closing transaction is executed, the fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase. When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the fund for the general pursuit of the fund’s investment objectives. The fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the fund’s investment objectives.

The fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges. In such a transaction, the fund would buy an option similar to the one it had previously written. The resulting transaction would have the effect of canceling the fund’s preexisting obligation on the option written by it. The fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security. Therefore, there is no assurance that the fund will be able to enter into a closing transaction at any particular time.

In executing any closing purchase transaction, the fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

The fund may purchase put or call options for speculative purposes in pursuit of its objective of capital appreciation or, in the case of a put, to hedge against an adverse price change in a portfolio position.

The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the fund and would become worthless at its expiration date. If a secondary market for the option exists, the fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.

Investments in Foreign Securities

Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers. The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, fluctuating interest rates. Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing and financial reporting standards. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer. Political and economic conditions such as seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the fund’s investments in that country. In the event of default on a foreign security, it may be more difficult for the fund to obtain or enforce a judgment against the issuer of such obligation. Additionally, certain amounts of the fund’s income may be subject to withholding taxes in the country in which it invests. The fund may not invest more than 5% of its net assets in securities of foreign issuers which are not publicly traded in the United States. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

High Yield, Lower Quality Securities

The fund may invest up to 5% of its net assets in debt securities rated below investment grade by Moody’s or S&P, with no minimum rating required, and comparable unrated securities. Such securities are generally referred to as “high-yield” or “junk” bonds, and involve a high degree of risk. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions, and thus will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the fund’s ability to dispose of such securities.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although the manager uses these ratings as a criterion for the selection of securities for the fund, the manager also relies on its independent analysis to evaluate potential investments for the fund.

Restricted Securities

The fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. To the extent that the fund’s portfolio may include securities of limited marketability, the price obtainable for such securities could be affected adversely if the fund were forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions. Furthermore, where the fund has a substantial position in securities with limited trading markets, the activities of the fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings at then current market prices. “Limited marketability” may exist if the fund has a substantial position in securities that trade in a limited market, or if the securities are “restricted,” and are therefore not readily marketable without registration under the Securities Act of 1933, as amended (the “1933 Act”). Investments in securities which are “restricted” may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities, which might have an adverse effect upon the price and timing of sales of such securities and the ability of the fund to meet redemption requests. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The fund will not invest more than 10% of the value of its total assets in illiquid securities, such as “restricted securities” and securities that are not readily marketable.

Portfolio Turnover

Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position. The rate of portfolio turnover cannot be predicted with assurance and may vary from year to year. For the 2005 and 2006 fiscal years, the fund’s portfolio turnover rates were 1% and     %, respectively. (The fund’s portfolio turnover rate for fiscal year 2005 excludes the value of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.) See the table under “Financial highlights” in the prospectus for the fund’s portfolio turnover rates for other years. Because the manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the fund’s portfolio turnover rate may increase in the future.

INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable and approved by the holders of a majority of the fund’s outstanding voting securities which, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of: (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities of the fund.

The percentage limitations contained in the investment restrictions described above and the description of the fund’s investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. If a percentage restriction on investment or utilization of assets in a policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

MANAGEMENT

Directors and Executive Officers

The business and affairs of the fund are managed under the direction of the Board of Directors. The Board approves all significant agreements between the fund and the persons or companies that furnish services to the fund, including agreements with its manager, distributor, custodian and transfer agent. The fund’s day-to-day portfolio management operations are delegated to the manager.

The principal occupations of the Directors and executive officers of the fund for the past five years are listed below. The address for each Director is c/o Barrett Opportunity Fund, Inc., 125 Broad Street, New York, New York 10004. Each of the fund’s officers are also officers of certain of the other investment companies for which Barrett Associates or its affiliates acts as investment manager.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS:
Barry Handel, CPA Birth Year: 1951	Director	N/A	Partner, Falk & Handel LLP (accounting firm)	1	None

Rosalind A. Kochman Birth year: 1937	Director Chairperson	Since 1990 Since 2005	Health care consultant and retired attorney; prior to 2002, Chief Executive Officer, Brooklyn Eye Surgery Center, and Administrator, Kochman, Lebowitz & Mobil, MDs	1	None

William Morris, Jr., CPA Birth Year: 1948	Director	N/A	President, William Morris & Associates P.C. (accounting firm) (since 2001); formerly, President, Reese & Morris P.A. (accounting firm) (1980-2001)	1	None

Irving Sonnenschein Birth year: 1920	Director	Since 1994	Partner in the law firm of Sonnenschein, Sherman & Deutsch	1	None

INTERESTED DIRECTOR:
Irving Brilliant*** Birth year: 1918	Director	Since 1978	Retired; prior to April 2003, Director of ClearBridge Asset Management Inc. (“ClearBridge,” formerly Salomon Brothers Asset Management Inc.) and Citigroup Global Markets Inc. (“CGMI”) and portfolio manager of the fund	1	None

EXECUTIVE OFFICERS:
Peter H. Shriver Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1952	President and Chief Executive Officer	Since December 2006	President of Barrett Associates (since April 2004); Managing Director of Barrett Associates (1989-2004)	N/A	N/A

Frances M. Guggino Legg Mason & Co. 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1957	Treasurer and Chief Financial Officer	Since 2002	Vice President of Legg Mason & Co., LLC (“Legg Mason & Co.”)	N/A	N/A

Wendy Setnicka Legg Mason & Co. 125 Broad Street New York, NY 10004 Birth year: 1964	Controller	Since 2004	Assistant Vice President of Legg Mason & Co.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Amy LaGuardia, CFA® Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1957	Vice President and Investment Officer	Since December 2006	Senior Vice President and member of Seifert Group, Barrett Associates (since 2003); Portfolio Manager of Legg Mason Financial Services Fund (since 1998); Senior Vice President and Director of Research, Gray, Seifert & Co. (1982-2003)	N/A	N/A

Robert J. Milnamow Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1950	Vice President and Investment Officer	Since December 2006	Managing Director, Barrett Associates (since November 2003); Managing Member at Thayer Pond Capital, LLC (2001-2003); Senior Portfolio Manager at Rockefeller & Co. (1998-2001)	N/A	N/A

Todd F. Kuehl Legg Mason 100 Light Street Baltimore, MD 21202 Birth year: 1969	Chief Compliance Officer	Since December 2006	Vice President, Legg Mason Officer of the Chief Compliance Officer (since February 2006); Branch Chief, Office of Investment Company Regulation, Division of Investment Management, Securities and Exchange Commission (2002-2006); Vice President, Deutsche Asset Management (1998-2002)	N/A	N/A

John Chiota Legg Mason & Co. 399 Park Avenue New York, NY 10022 Birth year: 1968	Anti-Money Laundering Compliance Officer	Since September 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason & Co. 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason	N/A	N/A

*	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) the Director resigns or his or her term as a Director is terminated in accordance with the fund’s by-laws. Officers are elected annually by the Board of Directors.
**	A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
***	Mr. Brilliant is an “Interested Director” by virtue of his ownership of Citigroup securities.

As of                     , 2006, none of the Directors who are not “interested persons,” as defined in the 1940 Act, of the fund or the manager (“Independent Directors”) or their immediate family members owned beneficially or of record any securities in the manager or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or a principal underwriter of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the fund, namely Mr. Handel, Ms. Kochman, Mr. Morris and Mr. Sonnenschein.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The principal functions of the Audit Committee are to: (a) oversee the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as that term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the fund and certain other persons by such independent registered public accounting firm. During the fund’s most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund’s Secretary. The Nominating Committee met once during the fund’s most recent fiscal year.

The following table shows the dollar range of equity securities owned by the Directors in the fund and in other investment companies they oversee within the same family of investment companies as of                     , 2006. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range* of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Non-Interested Directors:
Barry Handel, CPA
Rosalind A. Kochman
William Morris, Jr., CPA
Irving Sonnenschein

Interested Director:
Irving Brilliant

*	The dollar ranges are as follows:

A = None

B = $1–$10,000

C = $10,001–$50,000

D = $50,001–$100,000

E = Over $100,000

As of                     , 2006, the Directors and officers of the fund as a group owned directly and beneficially approximately         % of the fund’s outstanding shares.

As of                     , 2006, to the knowledge of management, the following persons owned of record or beneficially 5% or more of the fund’s outstanding shares.

Directors are currently paid a retainer of $5,000 for each calendar year, and receive $1,000 for each in person meeting and $700 for each telephonic meeting attended. Directors are also reimbursed for out-of-pocket expenses relating to attendance at such meetings. Prior to August 29, 2005, Directors of the fund not affiliated with the then-current manager of the fund received from the fund a $500 fee for each Board and Committee Meeting attended and were reimbursed for out-of-pocket expenses relating to attendance at such meetings. The

Directors received no per annum fee for their services as Directors. Directors affiliated with the then-current manager of the fund did not receive compensation from the fund but were reimbursed for out-of-pocket expenses relating to attendance at such meetings.

The following table provides information concerning the compensation paid during the fiscal year ended August 31, 2006 to each of the fund’s Directors. The fund does not provide any pension or retirement benefits to Directors or officers. In addition, the fund paid no remuneration during the fiscal year ended August 31, 2005 to officers of the fund. None of the Directors serve on the Board of Directors of any other investment company advised by Barrett Associates or its affiliates.

Director	Aggregate Compensation from the Fund Fiscal Year Ending August 31, 2006	Aggregate Compensation from the Complex Calendar Year Ending December 31, 2005	Number of Funds in Fund Complex Served by Director
Irving Brilliant			1
Barry Handel, CPA			1
Rosalind A. Kochman			1
William Morris, Jr., CPA			1
Irving Sonnenschein			1

Investment Manager

The fund retains Barrett Associates, an indirect wholly-owned subsidiary of Legg Mason, as its investment manager. Barrett Associates manages approximately $1.8 billion of client assets, of which approximately $1.3 billion is invested in equity securities. Barrett Associates delivers services through separately managed portfolios for individuals and institutions, and, in addition to serving as the fund’s investment manager, serves as the investment manager of a proprietary mutual fund, the Barrett Growth Fund, and as the sub-adviser of the Legg Mason Financial Services Fund. Barrett Associates has approximately 975 accounts, including families, individuals, foundations and other organizations and entities. Barrett Associates generally uses a team approach for security selection and decision making.

Under the Management Contract (“Management Contract”) between the manager and the fund, subject to the supervision and direction of the fund’s Board of Directors, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objectives and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Investment decisions for the fund are made independently from those of other funds or accounts managed by Barrett Associates. Such other funds or accounts may also invest in the same securities as the fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the fund, however, transactions in such securities will be made insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for services performed under the Management Contract, the fund pays the manager a management fee, which is calculated daily and payable monthly, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Management Fee Rate
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to                      2006, ClearBridge (formerly Salomon Brothers Asset Management Inc) served as the fund’s investment manager. The fee schedule above became effective on October 1, 2005; prior to that date, the fund paid ClearBridge a management fee at an annual rate of 0.75% of the fund’s average daily net assets. Management fees paid by the fund to ClearBridge for the fiscal years ended August 31, 2006, 2005 and 2004 amounted to $            , $993,224 and $1,079,060, respectively.

The Management Contract has an initial term of two years and will continue in effect for year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund may terminate the Management Contract upon not more than 60 days’ and not less than 30 days’ written notice to the manager, and the manager may terminate the Management Contract upon not less than 90 days’ written notice to the fund, without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

Since                  2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator for the fund, providing certain administrative services for the fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA. LMPFA is an affiliate of Legg Mason and Barrett Associates. Barrett Associates, and not the fund, pays LMPFA for its services as sub-administrator.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, Barrett Associates, LMPFA and the distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the fund, Barrett Associates, LMPFA and the distributors are on file with the Securities and Exchange Commission (“SEC”).

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Barrett Opportunity Fund, Inc., and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Barrett Opportunity Fund, Inc. was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*    *    *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*    *    *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees (the “Independent Trustees”) of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s Independent Trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the Independent Trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. No assurance can be given as to the outcome of this matter.

*    *    *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and ClearBridge for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge.

Although there can be no assurance, LMPFA believes that this matter is not likely to have a material adverse effect on the fund.

*    *    *

The foregoing legal matters speak only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Proxy Voting Policies and Procedures

The Board of Directors on behalf of the fund has delegated the authority to vote proxies related to the portfolio securities held by the fund to the manager. In exercising its proxy voting authority, the manager will vote proxies in accordance with the Proxy Voting Policies and Procedures (“Policies”) it has adopted.

The manager’s Policies are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients for whom the manager has voting authority. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the manager’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the manager deems appropriate).

The manager has a proxy voting committee (the “Proxy Committee”) that is responsible for administering and overseeing the proxy voting process. The Proxy Committee is headed by a chairman (the “Committee Chairman”) who is responsible for determining appropriate voting positions on each proxy and whether there are any material conflicts of interest.

The manager votes proxies solely in the interests of the fund and its shareholders. As a matter of policy, the officers, Directors and employees of the fund, the manager and the Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of the fund and its shareholders. All conflicts are resolved in the interests of the fund’s clients. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and the manager obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), the manager seeks voting instructions from an independent third party, e.g. Institutional Shareholder Services.

Issues to be considered when reviewing proxies for material conflicts include, but are not limited to, the following: (i) whether the manager (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the issuer or an employee group of the issuer or otherwise has an interest in the issuer; (ii) whether the manager, or an officer or director of the manager - those responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an issuer, executive, director or person who is a candidate for director of the issuer or is a participant in a proxy contest; and (iii) whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

In the absence of a conflict of interest, the Chairman of the Proxy Committee determines votes on a case-by-case basis taking into account the voting guidelines contained in the Proxy Voting Guidelines, as described below. For avoidance of doubt, depending on the best interest of each individual client, the manager may vote the same proxy differently for different clients. A record of the Committee Chairman’s decision, including its basis, is maintained by the Proxy Coordinator.

Barrett Associates’ Proxy Voting Guidelines

Barrett Associates has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of Directors

The manager votes proxies for the election of a company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions: (i) votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors, (although, for mutual fund companies, where there is generally not a compensation committee, votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating and audit committees composed solely of independent directors); (ii) votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director; and (iii) votes are cast on a case-by-case basis in contested elections of directors.

Executive Compensation

The manager generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows: (i) where the manager is otherwise withholding votes for the entire board of directors, the manager votes for stock option plans that will result in a minimal annual dilution; (ii) the manager votes against stock option plans or proposals that permit replacing or repricing of underwater options; (iii) the manager votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price; and (iv) except where the manager is otherwise withholding votes for the entire board of directors, the manager votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters Relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, the manager votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where the manager is otherwise withholding votes for the entire board of directors. In general, (i) the manager votes for proposals relating to the authorization of additional common stock; (ii) the manager votes for proposals to effect stock splits (excluding reverse stock splits); and (iii) the manager votes for proposals authorizing share repurchase programs.

Acquisitions, Mergers, Reorganizations and Other Transactions

The manager votes these issues on a case-by-case basis on board-approved transactions.

Matters Relating to Anti-Takeover Measures

The manager votes against board-approved proposals to adopt anti-takeover measures except as follows: (i) the manager votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and (ii) the manager votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters

The manager votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. The manager votes on a case-by-case basis on proposals to amend a company’s charter or bylaws. The manager votes against authorization to transact other unidentified, substantive business at the meeting.

Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. The manager votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows: (i) the manager votes for shareholder proposals to require shareholder approval of shareholder rights plans; (ii) the manager votes for shareholder proposals that are consistent with the manager’s proxy voting guidelines for board-approved proposals; and (iii) the manager votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Voting Shares of Investment Companies

The manager may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed above are voted in accordance with those guidelines. The manager votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund, changes in fundamental investment restrictions and the role the fund plays in the clients’ portfolios. The manager votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Where there may be a potential conflict of interest if the manager is receiving investment advisory fees from an investment company, the manager generally votes in support of decisions reached by the majority of independent directors.

Voting Shares of Foreign Issuers

In the event the manager is required to vote on proxies relating to securities issued by foreign issuers, i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the Nasdaq stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable. In general, Barrett Associates votes (i) for shareholder proposals calling for a majority of the directors to be independent of management, (ii) for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees, and (iii) for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Barrett Associates votes on a case-by-case basis on proposals relating to (i) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (ii) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Shareholders may view a summary of the Policies on-line at                                 . Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Committee toll free at                          or by sending a written request to:                                                                                                       . Copies of the fund’s proxy voting records have been filed with the SEC on Form N-PX and posted on the SEC website at www.sec.gov and reflect the twelve-month period July 1, 2005 through June 30, 2006.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were last approved by the fund’s Board and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on September 6, 2006. The distribution agreement with LMIS went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund’s sole distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned. The distribution agreement with CGMI provides that it may be terminated without penalty by the Fund on 60 days’ written notice to CGMI and by CGMI on 90 days’ notice to the Fund. The distribution agreement with LMIS provides that it may be terminated without penalty by either party on 60 days’ written notice.

For the fiscal years ended August 31, 2006, 2005 and 2004, no underwriting commissions/sales charges or other compensation was paid to CGMI or retained by CGMI for its services as distributor.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following table shows information regarding other accounts managed by each portfolio manager of the fund, as of                     , 2006.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Amy LaGuardia, CFA®

Robert J. Milnamow

Portfolio Manager Compensation

Barrett Associates compensates all portfolio managers with a base salary and bonus. The bonus is determined at year-end by the compensation committee which takes into consideration first and foremost the overall performance of the firm and then the individual contribution of each manager. Barrett Associates uses a “Team-Oriented” compensation approach to foster a spirit of cooperation and collegiality throughout the professional ranks of the firm.

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. A portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for other funds or accounts.

When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

•	The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.

•	An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.

•	The investment opportunity will be spread over Barrett Associates’ accounts and funds base to the fullest extent possible, within standards of appropriateness and suitability.

•	Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some funds and client accounts.

•	Investment opportunities limited in amount are not allocated to Barrett Associates’ proprietary accounts, employees or affiliated persons’ accounts.

•	Barrett Associates may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.

The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest. The fund and Barrett Associates have adopted codes of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned of the fund by each portfolio manager of the fund, as of                     , 2006.

Portfolio Manager	Dollar Range of Securities Owned in Fund
Amy LaGuardia, CFA®
Robert J. Milnamow

PORTFOLIO TRANSACTIONS

The fund’s general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the manager’s arrangements related thereto (as described below), overall performance, the dealer’s risk in positioning the securities involved, and the broker’s commissions and dealer’s spread or mark-up. While the manager generally seeks the best price in placing its orders, the fund may not necessarily be paying the lowest price available.

Notwithstanding the preceding paragraph, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the manager may select brokers who charge a commission in excess of that charged by other brokers, if the manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the manager by such brokers. Research services generally consist of research or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The manager may also have arrangements with brokers pursuant to which such brokers provide research services to the manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the fund’s costs, the manager does not believe that the research significantly reduces its expenses as the fund’s manager.

Research services furnished to the manager by brokers who effect securities transactions for the fund may be used by the manager in providing investment advice to the other investment companies and accounts which it manages. Similarly, research services furnished to Barrett Associates by brokers who effect securities transactions for other investment companies and accounts which the manager manages may be used by the manager in servicing the fund. Not all of these research services are used by the manager in managing any particular account, including the fund.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without being subject to the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Aggregate brokerage commissions paid by the fund for the fiscal years ended August 31, 2006, 2005 and 2004, were $             , $2,405 and $3,664, respectively. For the fiscal year ended August 31, 2006, the fund paid $         in commissions on brokerage transactions totaling $             directed to brokers because of research services provided. During the fiscal years ended August 31, 2006, 2005 and 2004, the fund paid no commissions to CGMI, an affiliated broker-dealer prior to December 1, 2005. As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. [For the period December 1, 2005 through August 31, 2006, the fund did not pay any brokerage commissions to LMIS or its affiliates.]

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund has adopted policies and procedures of LMPFA with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of its shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributors or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-[Barrett Associates or LMPFA] employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds and 25 calendar days following month end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-[Barrett Associates or LMPFA] employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Directors, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor [Barrett Associates] nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with Legg Mason & Co.’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on its website,                     .

Set forth below is a list, as of                     , 2006, of those parties with whom Legg Mason or its affiliates, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent or directly from the fund. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums, please see the fund’s prospectus. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received in proper form by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    You may make additions to your account at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan your Service Agent or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge an account you hold with a bank or other financial institution as indicated by you, to provide for systematic additions to your fund account. If you have insufficient funds to complete the transfer, you will be charged a fee of up to $25 by your Service Agent or the transfer agent. The Systematic Investment Plan also authorizes your Service Agent to apply cash held in your account or redeem your shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

If you hold share certificates, it will take longer to redeem shares.

Additional Information Regarding Telephone Redemption Program.    Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Redemptions in Kind

If the Board of Directors shall determine that it is in the best interests of the shareholders of the fund, the fund may pay the redemption price, in whole or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. In addition, the fund has adopted procedures regarding redemptions in-kind made by a shareholder who is an “affiliated person” of the fund, as that term is defined in the 1940 Act. Pursuant to these procedures, a redemption request by an affiliated shareholder that is satisfied in whole or in part by an in-kind distribution will be effected on a pro rata basis based on the fund’s then current net assets. The procedures apply to redemption requests made by an affiliated shareholder, during any period of 90 days, in excess of $2,000,000. The fund may also apply these procedures to redemption requests under $2,000,000; however, the fund does not intend to make a practice of redeeming shares in-kind with respect to redemption requests under $2,000,000. A shareholder who receives a distribution in-kind may incur a brokerage commission upon a later disposition of such securities.

FEDERAL INCOME TAXES

The following is a summary of selected federal income tax considerations that may affect the fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the federal, state and local tax consequences to them of an investment in the fund.

Taxation of the Fund

The fund has qualified for the fiscal year ended August 31, 2005 and intends to continue to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. All investment company taxable income and net capital gain distributed by the fund will be reinvested automatically in additional shares of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

Qualification as a regulated investment company requires, among other things, that the fund: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”); and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of the fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any (I) one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (II) two or more issuers that the fund controls and that are determined to be engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If in any year the fund should fail to qualify for tax treatment as a RIC, the fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividend income” (as discussed below) in the case of individual shareholders.

The fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, the fund intends to make sufficient distributions as are necessary to avoid the imposition of this excise tax.

The fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the fund and defer recognition of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. The fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If the fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements. Dividends paid by PFICs will not be treated as qualified dividend income.

Tax Status of the Fund’s Investments

Investments by the fund in zero coupon or other discount securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain or loss on the sale or other disposition of fund investments will generally be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less will generally be short-term capital gain or loss. If the fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount, will be taxed as ordinary income, rather than capital gain.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund.

Taxation of Shareholders

Dividends of investment company taxable income paid out of the fund’s current or accumulated earnings and profits (“income dividends”) will, except in the case of dividends attributable to qualified dividend income, discussed below, be taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or reinvested in additional shares. For taxable years beginning on or before December 31, 2010, distributions of income dividends designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the fund and the shareholder. Qualified dividend income generally includes dividends received from domestic corporations and dividends received from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax-favored dividends it receives through to fund shareholders. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the recipient is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

In addition, income dividends received by corporate shareholders will be eligible for the dividends received deduction to the extent of qualifying dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that has been held by the fund for less than 46 days during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock); (2) to the extent that the fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund. The amount of any dividends eligible for the corporate dividends received deduction or derived from qualified dividend income, if any, will be designated by the fund in a written notice within 60 days of the close of the fund’s taxable year.

Distributions of net capital gain that are properly designated by the fund (“capital gain dividends”) will be taxable to shareholders as long-term capital gain regardless of the length of time the investor has held shares in the fund, and such distributions will not be eligible for the dividends received deduction. In the case of individual shareholders, long-term capital gain attributable to securities held by the fund longer than 12 months is taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. Not later than 60 days after the close of its taxable year, the fund will provide its shareholders with a written notice designating the amounts of any income dividends or capital gain dividends.

Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Generally, shareholders will be taxed on dividends or distributions in the year of receipt. However, if the fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be treated as paid by the fund and will be taxable to shareholders in the year the dividend or distribution is declared.

The redemption of shares of the fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the redemption or other disposition of fund shares will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than 12 months. The maximum tax rate on long-term capital gains of individuals is 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). If a shareholder redeems or otherwise disposes of shares of the fund before holding them for more than six months, any loss on the redemption or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a redemption or other disposition of shares may be disallowed if replacement shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The fund may be required to withhold federal income tax (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if: (i) the payee fails to furnish the fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number); (ii) the Internal Revenue Service (“IRS”) notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

Backup withholding is not an additional tax, and any amount withheld may be credited against the shareholder’s federal income tax liability.

Income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. The American Jobs Creation Act of 2004 created an exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is intended to be general information to shareholders and potential investors in the fund and does not constitute tax advice. Shareholders and potential investors are urged to consult their own tax advisers regarding federal, state, local and, if applicable, foreign tax consequences of an investment in the fund.

DIVIDENDS AND DISTRIBUTIONS

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the fund reserves the right to reinvest the dividends and/or distribution in a shareholder’s account at the then-current net asset value and to convert the shareholder’s election to automatic reinvestment in shares of the fund from which the distributions were made. Dividends and capital gain distributions are reinvested automatically in additional shares of the fund at the net asset value next determined after the record date and such shares are automatically credited to a shareholder’s account, unless PFPC or the fund is informed by notice that a shareholder wishes to receive such dividends or distributions in cash. The shareholder may change such distribution option at any time by notification to PFPC prior to the record date of any such dividend or distribution. See “Buying Shares” in the prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent. Annual reports include audited financial statements. Shareholders will receive a Statement of Account following each share transaction. Shareholders can write or call the fund at the address and telephone numbers on the first page of this SAI with any question relating to their investment in fund shares.

CAPITAL STOCK

The authorized capital stock of the fund consists of 15,000,000 shares having a par value of $0.01 per share. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and participates equally in fund dividends and distributions and in its net assets on liquidation. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. Except as required under the 1940 Act, there will not be a regularly scheduled annual meeting of shareholders. The shares are fully paid and non-assessable when issued and have no preference, pre-emptive, conversion or exchange rights. There are no options or other special rights outstanding relating to any such shares.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “ transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, the fund may pay a fee to the omnibus account holder for transfer agency services. The amount the fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                     (“            ”), an independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been appointed as independent registered public accountant for the fund.              served as the fund’s independent registered public accounting firm for the periods covered by the financial statements and financial highlights included or incorporated by reference in the prospectus and SAI for periods after September 1, 2004.

COUNSEL

Simpson Thacher & Bartlett LLP serves as fund counsel and is located at 425 Lexington Avenue, New York, New York 10017.

Stradley Ronon Stevens & Young serves as counsel to the Independent Directors and is located at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

DLA Piper US LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the fund’s prospectus.

FINANCIAL STATEMENTS

The audited financial statements of the fund for the fiscal year ended August 31, 2006, contained in the 2006 Annual Report of the fund, are incorporated by reference into this SAI. Copies of such Annual Report may be obtained by calling the telephone number on the first page of this SAI.

PART C. OTHER INFORMATION

ITEM 23.	EXHIBITS

Exhibit		Description
a (1)	—	Articles of Incorporation of Registrant (filed as Exhibit 1 of the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(a) to Amendment No. 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(b) to Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(4)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(5)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

b (1)	—	By-Laws of Registrant, as amended, December 16, 1988 (filed as Exhibit (2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Amendment to By-Laws dated October 29, 2003 (filed as Exhibit b(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

c	—	None.

d (1)	—	Management Agreement between Registrant and Barrett Associates, Inc., dated , 2006 (to be filed by amendment).

e (1)	—	Agreement between Registrant and Citigroup Global Markets Inc. dated June 1, 2001, (filed as Exhibit e(1) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Amendment to Distribution Agreement between Registrant and Citigroup Global Markets Inc., dated June 1, 2001, as amended on December 1, 2005 (filed as Exhibit e(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)	—	Distribution Agreement between Registrant and Legg Mason Investor Services, LLC, dated December 1, 2005 (filed as Exhibit e(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

f	—	None.

g (1)	—	Master Custodian Agreement with State Street Bank & Trust Company filed as Exhibit g(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference.

h (1)	—	Transfer Agency Agreement between Registrant and First Data Investor Services Group, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference.

h (2)	—	License Agreement between Registrant and Citigroup Inc., dated December 1, 2005 (filed as Exhibit h(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

i	—	Opinion and consent of Counsel (to be filed by amendment).

j	—	Consent of (to be filed by amendment).

k	—	None.

l (1)	—	Subscription Agreement between Registrant and Irving Brilliant (filed as Exhibit 13(a) to Post- Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Subscription Agreement between Registrant and William H. David, dated February 8, 1979 (filed as Exhibit 13(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

m	—	None.

n	—	None.

p (1)	—	Joint Code of Ethics of Barrett Associates, Inc. and the Barrett Funds (to be filed by amendment).

(2)	—	Code of Ethics of Legg Mason Investor Services, LLC (filed as Exhibit p(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)	—	Code of Ethics of Citigroup Global Markets, Inc. (filed as Exhibit p(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

q	—	Power of Attorney of Irving Sonnenschein, Irving Brilliant, Rosalind Kochman, Barry Handel and William J. Morris, Jr. dated December 28, 2005 (filed with Post Effective No. 33 to the Registration Statement of Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25.	INDEMNIFICATION

Reference is made to Article VIII of Registrant’s Articles of Incorporation, Article V of Registrant’s By-Laws, paragraph 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 10 of the Distribution Agreement between Registrant and Legg Mason Investor Services, LLC.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the ‘Securities Act’) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant is named on a Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment Adviser — Barrett Associates, Inc.

The list required by this Item 26 of officers and directors of Barrett Associates, Inc. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by Barrett Associates, Inc. pursuant to the Advisers Act (SEC File No. 801-831).

ITEM 27.	PRINCIPAL UNDERWRITERS

Citigroup Global Markets Inc. (“CGMI”), a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Barrett Opportunity Fund, Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Barrett Opportunity Fund, Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipal Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Sector Series, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc. LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The table below sets forth the information required by Item 27(b) with respect to each officer, director and partner of LMIS.

Name and Principal Business Address*	Position and Offices with Underwriter	Positions and Offices with Fund
Timothy C. Scheve	Managing Director	None
Mark R. Fetting	Managing Director	None
D. Stuart Bowers	Vice President	None
W. Talbot Daley	Vice President	None
Thomas J. Hirschmann	Vice President	None
Joseph M. Furey	General Counsel and Chief Compliance Officer	None
Ronald Holinsky	Counsel	None
Robert E. Patterson	Counsel	None
Theresa M. Silberzahn	Chief Financial Officer	None
Elisabeth F. Craig	AML Compliance Officer and Director of Continuing Education	None

* All addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Salomon Brothers Opportunity Fund Inc

125 Broad Street

New York, NY 10004

ClearBridge Asset Management Inc.

399 Park Avenue

New York, NY 10022

and

300 First Stamford Place, 4th Floor

Stamford, CT 06902

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Citigroup Global Markets Inc.

(formerly Salomon Smith Barney Inc.)

388 Greenwich Street

New York, New York 10013

PFPC Inc.

P.O. Box 9764

Providence, RI 02940-9764

ITEM 29.	MANAGEMENT SERVICES

Not applicable.

ITEM 30.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 26th day of October, 2006.

SALOMON BROTHERS OPPORTUNITY FUND INC (Registrant)

By:	/s/ R. JAY GERKEN
R. JAY GERKEN EXECUTIVE VICE PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	SIGNATURE	TITLE	DATE

	/s/ R. JAY GERKEN R. JAY GERKEN	Executive Vice President	October 26, 2006

	/s/ FRANCES M. GUGGINO FRANCES M. GUGGINO	Treasurer and Chief Financial Officer	October 26, 2006

	/s/ IRV. BRILLIANT* IRV. BRILLIANT	Director	October 26, 2006

	/s/ BARRY HANDEL* BARRY HANDEL	Director	October 26, 2006

	/s/ WILLIAM J. MORRIS, JR.* WILLIAM J. MORRIS, JR.	Director	October 26, 2006

	/s/ ROSALIND A. KOCHMAN* ROSALIND A. KOCHMAN	Director	October 26, 2006

	/s/ IRVING SONNENSCHEIN* IRVING SONNENSCHEIN	Director	October 26, 2006

*By:	/s/ FRANCES M. GUGGINO		October 26, 2006
FRANCES M. GUGGINO AS ATTORNEY-IN-FACT

C-4